Earnings Conference Call May 10, 2017 Quarter Ended March 31, 2017

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward- looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxii) fluctuation in distributor sales could adversely affect our results of operations. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2017 Dec 2016 Mar 2016 Net sales $ 197,519 $ 188,029 $ 183,926 Gross margin $ 49,839 $ 47,337 $ 42,013 Gross margin as a percentage of net sales 25.2% 25.2% 22.8% Selling, general and administrative $ 29,317 $ 26,665 $ 25,790 SG&A as a percentage of net sales 14.8% 14.2% 14.0% Operating income (loss) $ 8,742 $ 13,850 $ 8,603 Net income (loss) $ 52,914 $ 12,278 $ (15,173) Per share data: Net income (loss) per basic share $ 1.13 $ 0.26 $ (0.33) Net income (loss) per diluted share $ 0.93 $ 0.22 $ (0.33) Weighted avg. shares - basic 46,803 46,606 46,160 Weighted avg. shares - diluted 57,130 55,296 46,160

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2017 Dec 2016 Mar 2016 Net sales $ 197,519 $ 188,029 $ 183,926 Adjusted gross margin $ 50,230 $ 47,645 $ 42,751 Gross margin as a percentage of net sales 25.4% 25.3% 23.2% Adjusted selling, general and administrative $ 25,848 $ 23,649 $ 23,499 Adjusted SG&A as a percentage of net sales 13.1% 12.6% 12.8% Adjusted operating income (loss) $ 17,912 $ 16,983 $ 12,907 Adjusted net income (loss) $ 7,845 $ 5,810 $ 1,812 Adjusted EBITDA $ 27,230 $ 26,841 $ 23,042 Per share data: Adjusted net income (loss) - basic $ 0.17 $ 0.13 $ 0.04 Adjusted net income (loss) - diluted $ 0.14 $ 0.11 $ 0.04 Weighted avg. shares - basic 46,803 46,606 46,160 Weighted avg. shares - diluted 57,130 55,296 50,056

Income Statement Highlights U.S. GAAP (Unaudited) 5 (Amounts in thousands, except percentages and per share data) FY 2017 FY 2016 Net sales $ 757,791 $ 734,823 Gross margin $ 186,112 $ 163,280 Gross margin as a percentage of net sales 24.6% 22.2% Selling, general and administrative $ 107,868 $ 101,446 SG&A as a percentage of net sales 14.2% 13.8% Operating income (loss) $ 34,540 $ 32,326 Net income (loss) $ 47,989 $ (53,629) Per share data: Adjusted net income (loss) - basic $ 1.03 $ (1.17) Adjusted net income (loss) - diluted $ 0.87 $ (1.17) Weighted avg. shares - basic 46,552 46,004 Weighted avg. shares - diluted 55,389 46,004

Income Statement Highlights Non-GAAP (Unaudited) 6 (Amounts in thousands, except percentages and per share data) FY 2017 FY 2016 Net sales $ 757,791 $ 734,823 Gross margin $ 187,923 $ 165,931 Gross margin as a percentage of net sales 24.8% 22.6% Selling, general and administrative $ 93,952 $ 88,354 SG&A as a percentage of net sales 12.4% 12.0% Operating income (loss) $ 66,548 $ 52,816 Net income (loss) $ 23,916 $ 8,917 Adjusted EBITDA $ 105,255 $ 91,144 Per share data: Adjusted net income (loss) - basic $ 0.51 $ 0.19 Adjusted net income (loss) - diluted $ 0.43 $ 0.17 Weighted avg. shares - basic 46,552 46,004 Weighted avg. shares - diluted 55,389 51,436

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (2) Current quarter's accounts receivable divided by annualized current quarter's net sales multiplied by 365 (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 3657 (Amounts in millions, except DSO and DPO) Mar 2017 Dec 2016 FX Impact Cash, cash equivalents $ 109.8 $ 87.4 $ 0.2 Capital expenditures $ 10.6 $ 4.7 Short-term debt $ 2.0 $ — Long-term debt 387.3 386.9 Debt premium (1.1) (0.7) Total debt $ 388.2 $ 386.2 $ — Equity $ 154.7 $ 90.4 $ (2.7) Net working capital (1) $ 170.8 $ 174.7 $ 0.4 Days in receivables (DSO)(2) 43 40 Days in payables (DPO)(3) 43 40

Financial Trends Cash and Cash Equivalents (Unaudited) FY16 Act FY17 Fcst FY17 Act $120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 Q1 Q2 Q3 Q4 8 (in millions)

Cost Rationalization Drives Margin Improvement U.S. GAAP (Unaudited) LTM Operating Income Margins 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Sep 2016 Dec 2016 Mar 2017 1.9% 2.7% 3.0% 3.3% 3.3% 4.4% 5.5% 4.0% 4.6% 4.6% 9

Cost Rationalization Drives Margin Improvement Non-GAAP (Unaudited) LTM Adjusted EBITDA Margins 14.5% 14.0% 13.5% 13.0% 12.5% 12.0% 11.5% 11.0% 10.5% Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Jun 2016 Sep 2016 Dec 2016 Mar 2017 11.2% 11.1% 11.5% 11.8% 11.6% 12.4% 13.0% 13.3% 13.6% 13.9% 10

Sales Summary - Q4 FY2017 (Unaudited) 11

Sales Summary - FY 2017 (Unaudited) 12

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 14 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2017 Dec 2016 Mar 2016 2017 2016 Net sales $ 197,519 $ 188,029 $ 183,926 $ 757,791 $ 734,823 Cost of sales $ 147,680 $ 140,692 $ 141,913 $ 571,679 $ 571,543 Gross margin (U.S. GAAP) $ 49,839 $ 47,337 $ 42,013 $ 186,112 $ 163,280 Gross margin as a percentage of net sales 25.2% 25.2% 22.8% 24.6% 22.2% Adjustments: Stock-based compensation expense 391 308 278 1,384 1,418 Plant start-up costs — — 319 427 861 Plant shut-down costs — — 141 — 372 Adjusted gross margin (non-GAAP) $ 50,230 $ 47,645 $ 42,751 $ 187,923 $ 165,931 Adjusted gross margin as a percentage of net sales 25.4% 25.3% 23.2% 24.8% 22.6%

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 15 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2017 Dec 2016 Mar 2016 2017 2016 Net sales $ 197,519 $ 188,029 $ 183,926 $ 757,791 $ 734,823 Selling, general and administrative expenses (U.S. GAAP) $ 29,317 $ 26,665 $ 25,790 $ 107,868 $ 101,446 Selling, general, and administrative as a percentage of net sales 14.8% 14.2% 14.0% 14.2% 13.8% Less adjustments: ERP integration costs/IT transition costs 1,760 1,734 859 7,045 5,677 Stock-based compensation expense 806 785 685 3,130 3,162 Legal expenses related to antitrust class actions 406 293 482 2,640 3,041 NEC TOKIN investment related expenses 497 204 265 1,101 900 Pension plan adjustment — — — — 312 Adjusted selling, general and administrative expenses (non-GAAP) $ 25,848 $ 23,649 $ 23,499 $ 93,952 $ 88,354 Adjusted selling, general, and administrative as a percentage of net sales 13.1% 12.6% 12.8% 12.4% 12.0%

Adjusted Operating Income Non-GAAP (Unaudited) 16 For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2017 Dec 2016 Mar 2016 2017 2016 Operating income (loss) (U.S. GAAP) $ 8,742 $ 13,850 $ 8,603 $ 34,540 $ 32,326 Adjustments: ERP integration costs/IT transition costs 1,760 1,734 859 7,045 5,677 Stock-based compensation expense 1,249 1,139 1,013 4,720 4,774 Restructuring charges 1,087 (369) 617 5,404 4,178 Legal expenses related to antitrust class actions 406 293 482 2,640 3,041 NEC TOKIN investment related expenses 497 204 265 1,101 900 Net (gain) loss on sales and disposals of assets 85 132 608 392 375 Plant start-up costs — — 319 427 861 Plant shut-down costs — — 141 — 372 Pension plan adjustment — — — — 312 Write down of long-lived assets 4,086 — — 10,279 — Adjusted operating income (loss) (non-GAAP) $ 17,912 $ 16,983 $ 12,907 $ 66,548 $ 52,816

Adjusted Net Income (Loss) and Adjusted EBITDA

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2017	Dec 2016	Mar 2016	Fiscal Year 2017	2016
Net income (loss) (U.S. GAAP)	$ 52,914	$ 12,278	$ (15,173)	$ 47,989	$ (53,629)
Adjustments:					
Change in value of NEC TOKIN options	(14,200)	(6,900)	—	(10,700)	26,300
Net foreign exchange (gain) loss	1,507	(2,621)	122	(3,758)	(3,036)
ERP integration costs/IT transition costs	1,760	1,734	859	7,045	5,677
Stock-based compensation	1,249	1,139	1,013	4,720	4,774
Income tax effect of non-GAAP adjustments	(374)	(396)	546	(741)	652
Restructuring charges	1,087	(369)	617	5,404	4,178
Legal expenses related to antitrust class actions	406	293	482	2,640	3,041
NEC TOKIN investment related expenses	497	204	265	1,101	900
Amortization included in interest expense	200	183	210	761	859
Equity (gain) loss from NEC TOKIN	(41,372)	133	11,648	(41,643)	16,406
Net (gain) loss on sales and disposals of assets	85	132	608	392	375
Write down of long-lived assets	4,086	—	—	10,279	—
Income tax effect of pension curtailment	—	—	155	—	875
Plant start-up costs	—	—	319	427	861
Plant shut-down costs	—	—	141	—	372
Pension plan adjustment	—	—	—	—	312
Adjusted net income (loss) (non-GAAP)	$ 7,845	$ 5,810	$ 1,812	$ 23,916	$ 8,917
Adjusted net income (loss) per share - basic	$ 0.17	$ 0.13	$ 0.04	$ 0.51	$ 0.19
Adjusted net income (loss) per share - diluted	$ 0.14	$ 0.11	$ 0.04	$ 0.43	$ 0.17
Adjusted EBITDA (non-GAAP)	$ 27,230	$ 26,841	$ 23,042	$ 105,255	$ 91,144
Weighted avg. shares - basic	46,803	46,606	46,160	46,552	46,004
Weighted avg. shares - diluted	57,130	55,296	50,056	55,389	51,436

17

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2017	Dec 2016	Mar 2016	Fiscal Year 2017	2016
Net income (loss) (U.S. GAAP)	$ 52,914	$ 12,278	$ (15,173)	$ 47,989	$ (53,629)
Interest expense, net	9,994	9,913	9,925	39,731	39,591
Income tax expense (benefit)	(150)	1,810	2,056	4,290	6,006
Depreciation and amortization	9,367	9,095	10,160	37,338	39,016
EBITDA (non-GAAP)	72,125	33,096	6,968	129,348	30,984
Excluding the following items					
Change in value of NEC TOKIN options	(14,200)	(6,900)	—	(10,700)	26,300
Net foreign exchange (gain) loss	1,507	(2,621)	122	(3,758)	(3,036)
ERP integration costs/IT transition costs	1,760	1,734	859	7,045	5,677
Stock-based compensation	1,249	1,139	1,013	4,720	4,774
Restructuring charges	1,087	(369)	617	5,404	4,178
Legal expenses related to antitrust class actions	406	293	482	2,640	3,041
NEC TOKIN investment related expenses	497	204	265	1,101	900
Equity (gain) loss from NEC TOKIN	(41,372)	133	11,648	(41,643)	16,406
Net (gain) loss on sales and disposals of assets	85	132	608	392	375
Write down of long-lived assets	4,086	—	—	10,279	—
Plant start-up costs	—	—	319	427	861
Plant shut-down costs	—	—	141	—	372
Pension plan adjustment	—	—	—	—	312
Adjusted EBITDA (non-GAAP)	$ 27,230	$ 26,841	$ 23,042	$ 105,255	$ 91,144

18

Adjusted Gross Margin Non-GAAP Solid Capacitors (Unaudited) 19 For the Quarters Ended (Amounts in thousands) Mar 2017 Dec 2016 Mar 2016 Net sales $ 148,970 $ 141,555 $ 140,042 Cost of sales 103,166 98,470 99,231 Gross margin (U.S. GAAP) 45,804 43,085 40,811 Gross margin as a percentage of net sales 30.7% 30.4% 29.1% Adjustments: Stock-based compensation expense 261 211 181 Adjusted gross margin (non-GAAP) $ 46,065 $ 43,296 $ 40,992 Adjusted gross margin as a percentage of net sales 30.9% 30.6% 29.3%

Adjusted Gross Margin Non-GAAP Film & Electrolytics (Unaudited) 20 For the Quarters Ended (Amounts in thousands) Mar 2017 Dec 2016 Mar 2016 Net sales $ 48,549 $ 46,474 $ 43,884 Cost of sales 44,514 42,222 42,682 Gross margin (U.S. GAAP) 4,035 4,252 1,202 Gross margin as a percentage of net sales 8.3% 9.1% 2.7% Adjustments: Stock-based compensation expense 130 97 97 Plant start-up costs — — 319 Plant shut-down costs — — 141 Adjusted gross margin (non-GAAP) $ 4,165 $ 4,349 $ 1,759 Adjusted gross margin as a percentage of net sales 8.6% 9.4% 4.0%

Adjusted Operating Income (Loss) Non-GAAP Solid Capacitors (Unaudited) 21 For the Quarters Ended (Amounts in thousands) Mar 2017 Dec 2016 Mar 2016 Net sales $ 148,970 $ 141,555 $ 140,042 Operating income (loss) (U.S. GAAP) 38,941 37,264 34,538 Adjustments: Stock-based compensation expense 261 211 181 Restructuring charges 767 (128) 360 Gain on sales and disposals of assets 76 67 507 Adjusted operating income (loss) (non-GAAP) $ 40,045 $ 37,414 $ 35,586

Adjusted Operating Income (Loss) Non-GAAP Film & Electrolytics (Unaudited) 22 For the Quarters Ended (Amounts in thousands) Mar 2017 Dec 2016 Mar 2016 Net sales $ 48,549 $ 46,474 $ 43,884 Operating income (loss) (U.S. GAAP) (2,047) 2,332 (1,230) Adjustments: Write down of long-lived assets 4,086 — — Stock-based compensation expense 130 97 97 Plant start-up costs — — 319 Plant shut-down costs — — 141 Restructuring charges 317 (243) 190 Gain (loss) on sales and disposals of assets 17 28 43 Adjusted operating income (loss) (non-GAAP) $ 2,503 $ 2,214 $ (440)

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2014	Quarter Ended Jun 2014	Quarter Ended Sep 2014	Quarter Ended Dec 2014	LTM Dec 2014
Net Sales	**$ 215,821**	**$ 212,881**	**$ 215,293**	**$ 201,310**	**$ 845,305**
Net income (loss) (U.S. GAAP)	(14,447)	(3,540)	6,330	2,914	(8,743)
Income tax expense (benefit)	(2,811)	1,282	2,583	1,359	2,413
Interest expense, net	10,658	10,453	10,284	9,933	41,328
Depreciation and amortization	12,175	10,797	10,177	9,720	42,869
EBITDA (non-GAAP)	5,575	18,992	29,374	23,926	77,867
Excluding the following items (non-GAAP):					
Change in value of NEC TOKIN options	(1,777)	(4,100)	(6,600)	(2,500)	(14,977)
Equity (gain) loss from NEC TOKIN	4,127	1,675	(232)	(1,367)	4,203
Restructuring charges	5,954	1,830	1,687	6,063	15,534
ERP integration costs / IT transition costs	837	895	409	671	2,812
Stock-based compensation expense	579	994	958	1,232	3,763
Legal expenses related to antitrust class actions	—	—	—	409	409
Net foreign exchange (gain) loss	(449)	527	(1,351)	(1,257)	(2,530)
NEC TOKIN investment-related expenses	618	580	487	485	2,170
Plant start-up costs	669	1,647	1,114	1,144	4,574
Plant shut-down costs	2,668	889	—	—	3,557
Net (gain) loss on sales and disposals of assets	(39)	365	(550)	(574)	(798)
(Income) loss from discontinued operations	(103)	(6,943)	1,400	164	(5,482)
(Gain) loss on early extinguishment of debt	—	—	—	(1,003)	(1,003)
Professional fees related to financing activities	—	—	—	1,142	1,142
Inventory revaluation	—	2,676	(821)	(927)	928
Write down of long-lived assets	1,118	—	—	—	1,118
Infrastructure tax	1,079	—	—	—	1,079
Adjusted EBITDA (non-GAAP)	**$ 20,856**	**$ 20,027**	**$ 25,875**	**$ 27,608**	**$ 94,366**
Adjusted EBITDA Margin	*9.7%*	*9.4%*	*12.0%*	*13.7%*	*11.2%*

23

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2014	Dec 2014	Mar 2015	Jun 2015	LTM Jun 2015
Net Sales	**$ 215,293**	**$ 201,310**	**$ 193,708**	**$ 187,590**	**$ 797,901**
Net income (loss) (U.S. GAAP)	6,330	2,914	(19,847)	(37,050)	(47,653)
Income tax expense (benefit)	2,583	1,359	3	(248)	3,697
Interest expense, net	10,284	9,933	10,016	10,010	40,243
Depreciation and amortization	10,177	9,720	10,074	9,917	39,888
EBITDA (non-GAAP)	29,374	23,926	246	(17,371)	36,175
Excluding the following items (non-GAAP):					
Change in value of NEC TOKIN options	(6,600)	(2,500)	11,100	29,200	31,200
Equity (gain) loss from NEC TOKIN	(232)	(1,367)	2,093	(1,585)	(1,091)
Restructuring charges	1,687	6,063	3,437	1,824	13,011
ERP integration costs / IT transition costs	409	671	1,273	4,369	6,722
Stock-based compensation expense	958	1,232	1,328	1,279	4,797
Legal expenses related to antitrust class actions	—	409	435	718	1,562
Net foreign exchange (gain) loss	(1,351)	(1,257)	(2,168)	1,049	(3,727)
NEC TOKIN investment-related expenses	487	485	226	224	1,422
Plant start-up costs	1,114	1,144	651	195	3,104
Net (gain) loss on sales and disposals of assets	(550)	(574)	538	(58)	(644)
Pension plan adjustment	—	—	—	312	312
(Income) loss from discontinued operations	1,400	164	—	—	1,564
(Gain) loss on early extinguishment of debt	—	(1,003)	—	—	(1,003)
Professional fees related to financing activities	—	1,142	—	—	1,142
Inventory revaluation	(821)	(927)	(928)	—	(2,676)
Adjusted EBITDA (non-GAAP)	**$ 25,875**	**$ 27,608**	**$ 18,231**	**$ 20,156**	**$ 91,870**
Adjusted EBITDA Margin	*12.0%*	*13.7%*	*9.4%*	*10.7%*	*11.5%*

24

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2014	Mar 2015	Jun 2015	Sep 2015	LTM Sep 2015
Net Sales	**$ 201,310**	**$ 193,708**	**$ 187,590**	**$ 186,123**	**$ 768,731**
Net income (loss) (U.S. GAAP)	2,914	(19,847)	(37,050)	7,194	(46,789)
Income tax expense (benefit)	1,359	3	(248)	1,438	2,552
Interest expense, net	9,933	10,016	10,010	9,808	39,767
Depreciation and amortization	9,720	10,074	9,917	9,265	38,976
EBITDA (non-GAAP)	23,926	246	(17,371)	27,705	34,506
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,500)	11,100	29,200	(2,200)	35,600
Equity (gain) loss from NEC TOKIN	(1,367)	2,093	(1,585)	(162)	(1,021)
Restructuring charges	6,063	3,437	1,824	23	11,347
ERP integration costs / IT transition costs	671	1,273	4,369	282	6,595
Stock-based compensation expense	1,232	1,328	1,279	1,328	5,167
Legal expenses related to antitrust class actions	409	435	718	541	2,103
Net foreign exchange (gain) loss	(1,257)	(2,168)	1,049	(3,171)	(5,547)
NEC TOKIN investment-related expenses	485	226	224	186	1,121
Plant start-up costs	1,144	651	195	187	2,177
Net (gain) loss on sales and disposals of assets	(574)	538	(58)	(304)	(398)
Pension plan adjustment	—	—	312	—	312
(Income) loss from discontinued operations	164	—	—	—	164
(Gain) loss on early extinguishment of debt	(1,003)	—	—	—	(1,003)
Professional fees related to financing activities	1,142	—	—	—	1,142
Inventory revaluation	(927)	(928)	—	—	(1,855)
Adjusted EBITDA (non-GAAP)	**$ 27,608**	**$ 18,231**	**$ 20,156**	**$ 24,415**	**$ 90,410**
Adjusted EBITDA Margin	*13.7%*	*9.4%*	*10.7%*	*13.1%*	*11.8%*

25

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2015	Quarter Ended Jun 2015	Quarter Ended Sep 2015	Quarter Ended Dec 2015	LTM Dec 2015
Net Sales	**$ 193,708**	**$ 187,590**	**$ 186,123**	**$ 177,184**	**$ 744,605**
Net income (loss) (U.S. GAAP)	(19,847)	(37,050)	7,194	(8,600)	(58,303)
Income tax expense (benefit)	3	(248)	1,438	2,760	3,953
Interest expense, net	10,016	10,010	9,808	9,848	39,682
Depreciation and amortization	10,074	9,917	9,265	9,674	38,930
EBITDA (non-GAAP)	246	(17,371)	27,705	13,682	24,262
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	11,100	29,200	(2,200)	(700)	37,400
Equity (gain) loss from NEC TOKIN	2,093	(1,585)	(162)	6,505	6,851
Restructuring charges	3,437	1,824	23	1,714	6,998
ERP integration costs / IT transition costs	1,273	4,369	282	167	6,091
Stock-based compensation expense	1,328	1,279	1,328	1,154	5,089
Legal expenses related to antitrust class actions	435	718	541	1,300	2,994
Net foreign exchange (gain) loss	(2,168)	1,049	(3,171)	(1,036)	(5,326)
NEC TOKIN investment-related expenses	226	224	186	225	861
Plant start-up costs	651	195	187	160	1,193
Plant shut-down costs	—	—	—	231	231
Net (gain) loss on sales and disposals of assets	538	(58)	(304)	129	305
Pension plan adjustment	—	312	—	—	312
Inventory revaluation	(928)	—	—	—	(928)
Adjusted EBITDA (non-GAAP)	**$ 18,231**	**$ 20,156**	**$ 24,415**	**$ 23,531**	**$ 86,333**
Adjusted EBITDA Margin	*9.4%*	*10.7%*	*13.1%*	*13.3%*	*11.6%*

26

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2015	Dec 2015	Mar 2016	Jun 2016	LTM Jun 2016
Net Sales	**$ 186,123**	**$ 177,184**	**$ 183,926**	**$ 184,935**	**$ 732,168**
Net income (loss) (U.S. GAAP)	7,194	(8,600)	(15,173)	(12,205)	(28,784)
Income tax expense (benefit)	1,438	2,760	2,056	1,800	8,054
Interest expense, net	9,808	9,848	9,925	9,920	39,501
Depreciation and amortization	9,265	9,674	10,160	9,436	38,535
EBITDA (non-GAAP)	27,705	13,682	6,968	8,951	57,306
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,200)	(700)	—	12,000	9,100
Equity (gain) loss from NEC TOKIN	(162)	6,505	11,648	(223)	17,768
Restructuring charges	23	1,714	617	688	3,042
ERP integration costs / IT transition costs	282	167	859	1,768	3,076
Stock-based compensation expense	1,328	1,154	1,013	1,228	4,723
Legal expenses related to antitrust class actions	541	1,300	482	1,175	3,498
Net foreign exchange (gain) loss	(3,171)	(1,036)	122	(1,920)	(6,005)
NEC TOKIN investment-related expenses	186	225	265	206	882
Plant start-up costs	187	160	319	308	974
Plant shut-down costs	—	231	141	—	372
Net (gain) loss on sales and disposals of assets	(304)	129	608	91	524
Adjusted EBITDA (non-GAAP)	**$ 24,415**	**$ 23,531**	**$ 23,042**	**$ 24,272**	**$ 95,260**
Adjusted EBITDA Margin	*13.1%*	*13.3%*	*12.5%*	*13.1%*	*13.0%*

27

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2015	Mar 2016	Jun 2016	Sep 2016	LTM Sep 2016
Net Sales	$ 177,184	$ 183,926	$ 184,935	$ 187,308	$ 733,353
Net income (loss) (U.S. GAAP)	(8,600)	(15,173)	(12,205)	(4,998)	(40,976)
Income tax expense (benefit)	2,760	2,056	1,800	830	7,446
Interest expense, net	9,848	9,925	9,920	9,904	39,597
Depreciation and amortization	9,674	10,160	9,436	9,440	38,710
EBITDA (non-GAAP)	13,682	6,968	8,951	15,176	44,777
Excluding the following items (non-GAAP):					
Change in value of NEC TOKIN options	(700)	—	12,000	(1,600)	9,700
Equity (gain) loss from NEC TOKIN	6,505	11,648	(223)	(181)	17,749
Restructuring charges	1,714	617	688	3,998	7,017
ERP integration costs / IT transition costs	167	859	1,768	1,783	4,577
Stock-based compensation expense	1,154	1,013	1,228	1,104	4,499
Legal expenses related to antitrust class actions	1,300	482	1,175	766	3,723
Net foreign exchange (gain) loss	(1,036)	122	(1,920)	(724)	(3,558)
NEC TOKIN investment-related expenses	225	265	206	194	890
Plant start-up costs	160	319	308	119	906
Plant shut-down costs	231	141	—	—	372
Net (gain) loss on sales and disposals of assets	129	608	91	84	912
Write down of long-lived assets	—	—	—	6,193	6,193
Adjusted EBITDA (non-GAAP)	$ 23,531	$ 23,042	$ 24,272	$ 26,912	$ 97,757
Adjusted EBITDA Margin	*13.3%*	*12.5%*	*13.1%*	*14.4%*	*13.3%*

28

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2016	Jun 2016	Sep 2016	Dec 2016	LTM Dec 2016
Net Sales	$ 183,926	$ 184,935	$ 187,308	$ 188,029	$ 744,198
Net income (loss) (U.S. GAAP)	(15,173)	(12,205)	(4,998)	12,278	(20,098)
Income tax expense (benefit)	2,056	1,800	830	1,810	6,496
Interest expense, net	9,925	9,920	9,904	9,913	39,662
Depreciation and amortization	10,160	9,436	9,440	9,095	38,131
EBITDA (non-GAAP)	6,968	8,951	15,176	33,096	64,191
Excluding the following items (non-GAAP):					
Change in value of NEC TOKIN options	—	12,000	(1,600)	(6,900)	3,500
Equity (gain) loss from NEC TOKIN	11,648	(223)	(181)	133	11,377
Restructuring charges	617	688	3,998	(369)	4,934
ERP integration costs / IT transition costs	859	1,768	1,783	1,734	6,144
Stock-based compensation expense	1,013	1,228	1,104	1,139	4,484
Legal expenses related to antitrust class actions	482	1,175	766	293	2,716
Net foreign exchange (gain) loss	122	(1,920)	(724)	(2,621)	(5,143)
NEC TOKIN investment-related expenses	265	206	194	204	869
Plant start-up costs	319	308	119	—	746
Plant shut-down costs	141	—	—	—	141
Net (gain) loss on sales and disposals of assets	608	91	84	132	915
Write down of long-lived assets	—	—	6,193	—	6,193
Adjusted EBITDA (non-GAAP)	$ 23,042	$ 24,272	$ 26,912	$ 26,841	$ 101,067
Adjusted EBITDA Margin	*12.5%*	*13.1%*	*14.4%*	*14.3%*	*13.6%*

29

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2017
Net Sales	**$ 823,192**	**$ 734,823**	**$ 757,791**
Net income (loss) (U.S. GAAP)	(14,143)	(53,629)	47,989
Income tax expense (benefit)	5,227	6,006	4,290
Interest expense, net	40,686	39,591	39,731
Depreciation and amortization	40,768	39,016	37,338
EBITDA (non-GAAP)	72,538	30,984	129,348
Excluding the following items (Non-GAAP):			
Change in value of NEC TOKIN options	(2,100)	26,300	(10,700)
Equity (gain) loss from NEC TOKIN	2,169	16,406	(41,643)
Restructuring charges	13,017	4,178	5,404
ERP integration costs / IT transition costs	3,248	5,677	7,045
Stock-based compensation expense	4,512	4,774	4,720
Legal expenses related to antitrust class actions	844	3,041	2,640
Net foreign exchange (gain) loss	(4,249)	(3,036)	(3,758)
NEC TOKIN investment-related expenses	1,778	900	1,101
Plant start-up costs	4,556	861	427
Plant shut-down costs	889	372	—
Net (gain) loss on sales and disposals of assets	(221)	375	392
Write down of long-lived assets	—	—	10,279
Pension plan adjustment	—	312	—
(Income) loss from discontinued operations	(5,379)	—	—
(Gain) loss on early extinguishment of debt	(1,003)	—	—
Professional fees related to financing activities	1,142	—	—
Adjusted EBITDA (non-GAAP)	**$ 91,741**	**$ 91,144**	**$ 105,255**
Adjusted EBITDA Margin	*11.1%*	*12.4%*	*13.9%*

30

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 31

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 32

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 33